DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Focus Global Growth Fund

Supplement to the Fund’s Institutional Class Statutory Prospectus
dated March 29, 2012 (the “Prospectus”)

The period listed in the fourth column within the table in the “Financial highlights” section of the Prospectus for Delaware Focus Global Growth Fund is hereby changed to “12/29/081 to 11/30/09.”

Please keep this Supplement for future reference.

This Supplement is dated May 23, 2012.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.